Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K of MYOS RENS Technology Inc. (the “Company”) for the year ended December 31, 2016, (the “Report”), I, Joseph Mannello, the Principal Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2017

By:	/s/ Joseph Mannello
Name:	Joseph Mannello
Title:	Chief Executive Officer
(Principal Executive Officer, Principal
Financial Officer and Principal Accounting Officer)

This certification accompanies this annual report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purpose of Section 18 of the Securities Exchange Act of 1934, as amended.